Exhibit 10.2

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND REPLACED WITH “[***]”. SUCH IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT CUSTOMARILY AND ACTUALLY TREATS AS PRIVATE AND CONFIDENTIAL.

AMENDMENT NO. 3 TO LICENSE AGREEMENT

This Amendment No. 3 (this “Amendment”) is entered into as of March 13, 2026 (the “Amendment Effective Date”) by and between Xencor, Inc., a Delaware corporation (“XENCOR”), and Zenas BioPharma, Inc., a Delaware corporation formerly known as Zenas BioPharma (Cayman) Limited, an exempted company organized under the Laws of the Cayman Islands (“Licensee”). XENCOR and Licensee may each be referred to herein individually as a “Party” and collectively as the “Parties.”

RECITALS

WHEREAS, the Parties entered into that certain License Agreement dated May 27, 2021 (as amended, the “Agreement”); and

WHEREAS, through this Amendment the Parties would like to clarify and confirm that certain derivatives and variants of obexelimab were intended to be included within the scope of the assets that were licensed to Licensee under the Agreement.

NOW, THEREFORE, in consideration of the mutual covenants set forth herein, the Parties agree as follows:

1. Amendment to Article 1 (Definitions)

1.1Section 1.48 (Licensed Asset) is hereby amended and restated in its entirety as follows:

“1.48 ‘Licensed Asset’ means collectively (a) XENCOR’s proprietary CD19 antibody known as obexelimab, designated by XENCOR as XmAb5871 (“Obexe”); (b) the [***]; and (c) the [***]; and [***] any Derivative [***].”

1.2Section 1.26 (Derivative) is hereby amended and restated in its entirety as follows:

“Derivative” means a modified or derivative form of [***]”

1.3The term “[***]” is added to the Agreement and means the [***].

2. New Schedule 1.48A

2.1Schedule 1.48A is added to the Agreement, setting forth [***].

3. Conforming Amendments

3.1For clarity, Article 2 (Grant of Rights) shall include the [***] within the scope of all exclusive licenses granted therein.

3.2Article 12 (Intellectual Property) shall apply to Patent Rights and Know-How relating to [***]. Schedule 1.82 is updated to include the XENCOR General Patent Rights, and a new schedule [***] is added, respectively, as listed on Schedule 3.2 to this Amendment.

3.3Schedules 4.1 and 7.2 shall not be updated to include Materials, Product Lots and data relating to [***], because no such Materials, Product Lots or data exist with respect to the [***].

3. Effectiveness; No Other Amendments

This Amendment shall be effective from and after the Amendment Effective Date. Except as expressly set forth herein, the Agreement remains unchanged and in full force and effect. In the event of any conflict between this Amendment and the Agreement, this Amendment shall control.

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signatures follow

IN WITNESS WHEREOF, the Parties have executed this Amendment as of the Amendment Effective Date.

XENCOR, INC.

By:
Name:	[***]
Title:	[***]

ZENAS BIOPHARMA, INC.

By:
Name:	Leon O. Moulder, Jr.
Title:	Chief Executive Officer

SCHEDULE [***]

[***]

SCHEDULE [***]

[***]